Capital Management	6 Months Ended
Jun. 30, 2022
Capital Management [Abstract]
Capital management

5. Capital management

For the purpose of the Group’s capital management, capital includes issued capital and all other equity reserves attributable to the equity holders of the parent. The primary objective of the Group’s capital management is to maximise shareholders’ value.

The Group manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes to manage capital during the year ended December 31, 2021 and the six months ended June 30, 2022. The Group monitors capital using a gearing ratio, which is “net debt” divided by equity attributable to equity holders of the parent plus net debt. The Group’s policy is to maintain the gearing ratio below 50%. The Group includes within net debt, interest bearing loans and borrowings, lease liabilities, trade payables, other payables and accruals, amount due to a shareholder, less cash and cash equivalents.

	December 31,	June 30,
	2021	2022
	RMB’000	RMB’000
		(Unaudited)
Interest-bearing loans and borrowings (Note 21)	47,539	65,290
Lease liabilities (Note 22)	3,279	9,847
Trade payables (Note 19)	30,514	51,607
Other payables and accruals (Note 23)	58,178	59,244
Amount due to a shareholder (Note 24)	325	325
Cash and cash equivalents (Note 17)	(59,045)	(18,830)
Net debt	80,790	167,483
Equity attributable to equity holders of the parent	936,638	912,880
Total equity attributable to equity holders of the parent and net debt	1,017,428	1,080,363
Gearing ratio	8%	16%